SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-12

                            Pioneer Independence Fund
                  (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                           PIONEER INDEPENDENCE FUND
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-225-6292


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                       SCHEDULED FOR SEPTEMBER 11, 2000

     This is the formal agenda for your fund's special shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Independence Fund:

     A special meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on September 11, 2000 at 2:00 p.m., Boston time, to consider the following:

    1. A proposal to approve a new management contract between the fund and Pioneer Investment Management, Inc., your fund's investment adviser ("Pioneer"). This new contract will take effect only if the proposed acquisition of The Pioneer Group, Inc. ("PGI"), the parent of Pioneer, by UniCredito Italiano S.p.A. ("UniCredito") is consummated;


    2. To elect the eight trustees of the fund, as named in the attached proxy statement, to serve on the board of trustees until their successors have been duly elected and qualified; and

    3. To consider any other business that may properly come before the meeting.

To the investors ("plan owners") of Pioneer Independence Plans ("plans"):

     You are being asked to vote on the proposals listed above on the enclosed voting instruction card. Your vote will instruct the plans' custodian how to vote fund shares in your plan at the special meeting of shareholders.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS. APPROVAL OF A NEW MANAGEMENT CONTRACT IS REQUIRED BECAUSE OF THE CHANGE IN CONTROL OF PGI. THERE ARE NO MATERIAL DIFFERENCES BETWEEN THE EXISTING MANAGEMENT CONTRACT AND THE PROPOSED MANAGEMENT CONTRACT. APPROVAL OF PROPOSAL 1 WILL NOT INCREASE THE MANAGEMENT FEE RATE PAYABLE BY THE FUND.





                                                                    8613-00-0600

     Shareholders of record as of the close of business on July 13, 2000 are entitled to vote at the meeting and any related follow-up meetings.

                               By Order of the Board of Trustees,

                               Joseph P. Barri, Secretary

Boston, Massachusetts
July 24, 2000
                             -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY OR, IF YOU ARE A PLAN OWNER, THE ENCLOSED VOTING INSTRUCTION CARD.

                              PROXY STATEMENT OF
                           PIONEER INDEPENDENCE FUND
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-225-6292

                        SPECIAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposals summarized below.

     The fund will furnish without charge a copy of its most recent annual report and any more recent semiannual report to any shareholder or plan owner upon request. If you want to obtain a copy of the fund's reports, contact your investment dealer, send a request to Boston Financial Data Services, P.O. Box 8300, Boston, Massachusetts 02266-8300 or call 1-800-765-9565 weekdays between 8 a.m. and 6 p.m. Eastern time.


                                 INTRODUCTION

     This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. The fund's special meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 at 2:00 p.m., Boston time, on September 11, 2000, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of special meeting of shareholders.

     This proxy statement and the enclosed proxy/voting instruction card are being mailed to shareholders on or about July 24, 2000. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders.

     The special shareholder meeting is being called to consider, among other things, proposals related to the proposed acquisition (the "Transaction") of all of the outstanding shares of The Pioneer Group, Inc. ("PGI"), the parent company of the fund's investment adviser, Pioneer Investment Management, Inc. ("Pioneer"), by UniCredito Italiano S.p.A. ("UniCredito") and companies controlled by UniCredito. If Proposal 1, regarding the approval of the proposed management contract (as defined below), is adopted and the Transaction is consummated, Pioneer will continue as the investment adviser to the fund. The Transaction is conditioned upon approval of Proposal 1 by shareholders of the fund and approval of similar proposals by shareholders of other funds in the Pioneer Family of Funds, together representing at least 92.5% of the aggregate assets in the Pioneer Family of Funds. The Transaction and the terms of the proposed management contract are discussed below.


                            WHO IS ELIGIBLE TO VOTE


If you hold shares of the fund directly:

     Shareholders of record of the fund as of the close of business on July 13, 2000 (the "record date") are entitled to vote on all of the fund's business at the special shareholder


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meeting and any adjournments thereof. (Investors of Pioneer Independence Plans hold fund shares indirectly. Please see the following section captioned "If you are a plan owner.") Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee and to approve the other proposals. If any other business comes before the special shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.


If you are a plan owner:

     Pioneer Independence Plans is the record owner of the fund shares in your plan. By completing and returning the enclosed voting instruction card, you will instruct the plans' custodian how to vote the fund shares in your plan.


The Transaction


Information concerning UniCredito

     UniCredito is a corporation organized under the laws of the Republic of Italy, and its shares trade on the Milan Stock Exchange. Now the controlling owner of eight major Italian banks, UniCredito is Italy's largest banking group based on market capitalization and the 18th largest in Europe in terms of total assets. UniCredito was formed in 1998 by the merger between Credito Italiano S.p.A., one of Italy's major banks, and Unicredito S.p.A., an Italian bank holding company. Through approximately 3,600 branches worldwide, UniCredito offers a range of services relating to, among other things, banking, life and property/casualty insurance and equipment leasing.

     UniCredito's asset management business is currently operated through two subsidiaries, EuroPlus Research and Management in Dublin and EuroPlus SGR in Milan, under the EuroPlus brand. They are among Europe's largest and fastest-growing asset managers, with approximately $80 billion in assets under management, 90 established mutual funds (in Italy and Luxembourg) and 13 new funds ready to be launched. EuroPlus currently serves approximately 200 institutional clients and over 5,000 high net worth clients. Its share of the retail and institutional markets in Italy and Europe makes EuroPlus the largest institutional account manager in Italy, the third largest mutual fund manager in Italy and the fifth largest mutual fund manager in Europe.

     As part of UniCredito's acquisition of PGI, UniCredito will be restructuring the ownership of its current investment management operations. UniCredito owns 65% of EuroPlus SGR and EuroPlus Research and Management. A majority owned subsidiary of UniCredito, Rolo Banca, holds the remaining shares of EuroPlus SGR. After acquiring PGI and as part of the Transaction, UniCredito intends to establish a holding company that will own 100% of PGI and its other investment management subsidiaries. UniCredito will own approximately 66.6% of the holding company and Rolo Banca will own the remaining interest. This arrangement will permit UniCredito efficiently to manage its investment advisory operations by bringing them under a uniform ownership structure. The name of the


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holding company will be Pioneer Global Asset Management, and it will have combined assets under management of approximately $100 billion. Pioneer Global Asset Management will conduct its asset management business through three operational units: Pioneer Research and Management (currently EuroPlus Research and Management), Pioneer SGR (currently EuroPlus SGR) and Pioneer U.S. (currently PGI). Because of the timing of certain Italian legal requirements in connection with the new holding company, the Transaction will take place in two phases. UniCredito will acquire 100% of PGI as soon as possible, and the holding company structure, with UniCredito directly owning only approximately 66.6%, is expected to be completed in the first half of 2001. However, because the two parts are elements of the same Transaction, your approval of the new management contract would also constitute approval for the establishment of the holding company.

     The corporate seat of UniCredito is located in Genoa, Italy, where UniCredito was founded in 1870. The principal executive offices of UniCredito are located at Piazza Cordusio, 20123 Milan, Italy, and its telephone number is 011-39-02-88621.

The terms of the merger agreement

     At the closing of the Transaction, UniCredito will acquire, by merging a wholly owned subsidiary into PGI, all the issued and outstanding shares of common stock of PGI for an aggregate merger consideration of approximately $1.2 billion, or $43.50 per share. Immediately prior to the effective time of the Transaction, PGI will also distribute to its stockholders all of the shares of a newly formed company that will conduct, after the effective date of the merger, PGI's Russian gold exploration, Russian timber harvesting, Russian real estate and investment management and Polish and Eastern European real estate management and venture capital businesses. The merger consideration is not subject to adjustment, and there is no financing condition to the consummation of the Transaction. Messrs. John F. Cogan, Jr. and David D. Tripple, trustees of the fund and executive officers of PGI and Pioneer, will receive a portion of the merger consideration in exchange for their shares of PGI, and Mr. Cogan will also receive a bonus payment of $700,000 upon consummation of the Transaction. Mr. Cogan is expected to become the Deputy Chairman of Pioneer Global Asset Management and non-executive Chairman of Pioneer U.S. Mr. Tripple is expected to be Chief Executive Officer of Pioneer U.S.

     The initial phase of the Transaction is expected to close during the third quarter of 2000, provided that a number of conditions set forth in the merger agreement, dated as of May 14, 2000, between PGI and UniCredito (the "Merger Agreement"), are met or waived. These conditions include the approval of the Merger Agreement by PGI's stockholders, the approval of a new management contract by shareholders of the fund and approval of similar new management contracts by shareholders of other funds in the Pioneer Family of Funds, together representing at least 92.5% of the aggregate assets in the Pioneer Family of Funds, and obtaining certain regulatory approvals. The second stage in which Rolo Banca will acquire a minority interest in Pioneer Global Asset Management is expected to occur in the first half of 2001.

     No change in the fund's portfolio management team is anticipated to occur in connection with the Transaction. PGI has agreed to provide bonus payments and other


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benefits to certain Pioneer personnel in order that there is no disruption in the quality of services provided to shareholders of the fund in connection with the Transaction. However, UniCredito's purchase of 100% of PGI is not conditioned upon the continued employment of any Pioneer personnel, and there can be no assurance that any particular Pioneer employee will choose to remain employed by UniCredito or its affiliates.


Anticipated benefits of the Transaction

     Pioneer anticipates that the Transaction and its affiliation with UniCredito will benefit Pioneer and the fund in a number of ways, including the following:

o Pioneer's expertise may be enhanced by the experience and expertise of UniCredito's investment management professionals. While no change in the management of the fund is currently planned, Pioneer will be able to draw upon the expertise of UniCredito's team of professionals to strengthen Pioneer's portfolio management capabilities.

o The combination will provide additional opportunities for Pioneer's personnel and provide the security of being part of a larger, financially stronger company. This development should enhance Pioneer's ability to attract and retain highly qualified staff members.

o UniCredito has made the growth of its asset management operations a key component of its business plans. This commitment should assist Pioneer in continuing to expand its business, attract more assets to the fund and maintain the high level of services it provides to the fund.


                                  PROPOSAL 1


                     APPROVAL OF A NEW MANAGEMENT CONTRACT


Summary

     Pioneer has served as the fund's investment adviser since the fund's inception.

     Pioneer serves as the investment adviser for each fund in the Pioneer Family of Funds and for other institutional accounts. Pioneer, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly owned subsidiary of PGI. Both Pioneer and PGI are located at 60 State Street, Boston, Massachusetts 02109.

     At meetings of the board of trustees for the fund held on June 13, 2000 and July 11, 2000, the trustees, including all of the trustees who are not "interested persons" of the fund, Pioneer or UniCredito, unanimously approved as in the best interest of shareholders, and voted to recommend that the shareholders of the fund approve, a proposal to adopt a new management contract with Pioneer (the "proposed management contract") effective upon UniCredito's purchase of 100% of PGI.

     Shareholders of the fund are being asked to approve the fund's proposed management contract with Pioneer. UniCredito's purchase of 100% of PGI and the restructuring of UniCredito's investment management business will constitute an "assignment" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the fund's current


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

management contract with Pioneer (the "existing management contract"). As required by the 1940 Act, the existing management contract provides for its automatic termination in the event of an assignment. Accordingly, the existing management contract will terminate upon the consummation of the Transaction and the new management contract is being proposed to enable Pioneer to continue to manage the fund.


Terms of the proposed management contract and existing management contract

     The terms of the fund's proposed management contract are substantially identical to the terms of the fund's existing management contract, except for the dates of execution, effectiveness and termination. The stated management fee to be paid by the fund is identical under the proposed management contract and the existing management contract. Except as discussed under the caption "Expense limitation," all the terms described below with respect to the fund's proposed management contract were contained in the fund's existing management contract. The following summary of the proposed management contract is qualified by reference to the form of proposed management contract attached to this proxy statement as Exhibit A. Information regarding Pioneer, its principal executive officer and directors and brokerage policy is included in Exhibit B to this proxy statement.

     Management services. The management services to be provided by Pioneer to the fund under the proposed management contract are identical to those provided by Pioneer under the fund's existing management contract. Pursuant to the terms of the existing management contract, Pioneer serves as investment adviser to the fund and is responsible for the overall management of the fund's business affairs subject only to the authority of the board of trustees. Pioneer is authorized to buy and sell securities for the account of the fund and to designate brokers to carry out such transactions. Pioneer may not make any purchase the cost of which exceeds the fund's available liquid assets and may not make any purchase which would violate any fundamental policy or restriction in the fund's prospectus or statement of additional information as in effect from time to time.

     Payment of expense and transaction charges. The proposed management contract and the existing management contract for the fund will contain identical provisions relating to the expenses to be borne by the fund. The fund's existing management contract and proposed management contract provide that the expenses borne by the fund will include: (i) the charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (iv) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and


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

trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the fund and the trustees; (ix) any distribution fees paid by the fund in accordance with Rule 12b-1 under the 1940 Act; (x) compensation of those trustees of the fund who are not affiliated with, or "interested persons" of, Pioneer, the fund (other than as trustees), PGI or Pioneer Funds Distributor, Inc. ("PFD"); (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.


     Under both the existing and the proposed management contracts for the fund, Pioneer, at its own expense, will furnish to the fund office space in its offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments and supervising the keeping of the books of the fund and shall arrange, if desired by the fund, for members of Pioneer's organization to serve as officers or agents of the fund.


     Also, under both the existing and proposed management contracts for the fund, Pioneer will pay directly or reimburse the fund for: (i) compensation (if any) of the trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, Pioneer and all officers of the fund as such; and
(ii) all expenses not specifically assumed by the fund where such expenses are incurred by Pioneer or by the fund in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the fund.


     The fund has also entered into an administration agreement with Pioneer pursuant to which the fund authorizes Pioneer to provide certain fund accounting services and legal services that Pioneer is not required to provide under the existing management contract. Under the administration agreement, Pioneer is reimbursed for its allocable portion of its direct costs of such services. The allocable portion of such costs is based upon the time worked by Pioneer's employees rendering such services for the fund as a percentage of the total hours worked by such employees. Pioneer's direct costs include any out-of-pocket expenses incurred by Pioneer in rendering such services, an allocable portion of the salaries and benefits of the employees rendering such services and a reasonable allocation of overhead. Annual allocation and reimbursement of these expenses is subject to annual approval of the fund's independent trustees.


     Management fees. For its services, Pioneer is entitled to a management fee. The method and rate for calculating the fund's management fee will be the same under the fund's proposed management contract as under its existing management contract (such method and rate are set forth below). If the proposed management contract had been in effect for the fund's most recently completed fiscal year, the amount of management fees payable to Pioneer by the fund would have been identical to those payable under the existing management contract. There will be no increase in the management fee rate in connection with the Transaction.


     The fund pays Pioneer a management fee at a rate equal to 0.75% per annum of the fund's average daily net assets. The fee is calculated and accrued daily and paid monthly in arrears. Because of a voluntary expense limitation currently in effect, the fund did not pay any


                                       6
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management fees to Pioneer for the fund's most recently completed fiscal year ended December 31, 1999 or for the 12 months ended March 31, 2000. Absent the expense limitation, the fund would have paid Pioneer $53,227 and $71,706 respectively. The existing management contract was initially approved by shareholders on March 11, 1998.


Other provisions under the existing and proposed management contracts

     Standard of care. Under the existing and proposed management contracts, Pioneer "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of
[Pioneer]. . . ." Pioneer, however, shall not be protected against liability by reason of its "willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under" either the existing or proposed management contract.

     Pioneer's authority. The existing and proposed management contracts provide that Pioneer shall have full discretion to act for the fund in connection with the purchase and sale of portfolio securities subject only to the declaration of trust, bylaws, currently effective registrations under the 1940 Act and the Securities Act of 1933, as amended, investment objective, policies and restrictions of the fund in effect from time to time, and specific policies and instructions established from time to time by the trustees.

     Portfolio trading. The existing and proposed management contracts expressly permit Pioneer to engage in portfolio trading. For a more detailed description of Pioneer's current portfolio brokerage practices, see Exhibit B to this proxy statement.

     Expense limitation. The existing and proposed management contracts provide that Pioneer may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the fund. Except as may otherwise be agreed to by Pioneer, any such fee limitation or expense reduction is voluntary and may be discontinued or modified by Pioneer at any time. The existing and proposed management contracts for the fund also contain a provision which limits the fund's operating expenses to the highest limit set by state securities law. The proposed management contract for the fund will be revised to eliminate this provision because it is no longer necessary under federal securities laws.

     Other provisions. The existing and proposed management contracts for the fund contain a provision which permits Pioneer to delegate its investment advisory duties to a subadviser. Any use of subadvisers would be subject to approval by the fund's independent trustees. The existing and proposed management contracts for the fund contain a provision which prohibits the fund from using the name "Pioneer" in the event Pioneer or any of its affiliates cease to act as the investment adviser of the fund.

     Each existing and proposed management contract includes provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) Pioneer is an independent contractor and not an employee of the fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages;


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and (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable.


Miscellaneous

     If approved by shareholders, the fund's proposed management contract will become effective upon UniCredito's purchase of 100% of PGI and will continue in effect until December 31, 2001 and thereafter will continue from year to year subject to annual approval by the board of trustees in the same manner as the existing management contract. The fund's proposed management contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party, by vote of its board or by a vote of a majority of the outstanding voting securities of the fund and upon 60 days' written notice.


Additional information pertaining to Pioneer

     For additional information concerning the management, ownership structure, affiliations, brokerage policies and certain other matters pertaining to Pioneer, see Exhibit B.


Factors considered by the trustees

     The trustees of the fund determined that the terms of the proposed management contract are fair and reasonable and that approval of the proposed management contract on behalf of the fund is in the best interests of the fund. The trustees also determined that the continuity and efficiency of management services after the consummation of the Transaction can best be assured by approving the proposed management contract on behalf of the fund. The trustees believe that the proposed management contract will enable the fund to continue to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of the fund and its shareholders.

     In evaluating the proposed management contract, the trustees reviewed materials furnished by Pioneer and UniCredito, including information regarding Pioneer, UniCredito, Rolo Banca, their respective affiliates and their personnel, operations and financial condition. The trustees also reviewed the terms of the Transaction and its possible effects on the fund and its shareholders. Representatives of Pioneer discussed with the trustees the anticipated effects of the Transaction and, together with a representative of UniCredito, indicated their belief that as a consequence of the Transaction, the operations of the fund and the capabilities of Pioneer to provide advisory and other services to the fund would not be adversely affected and should be enhanced by the resources of UniCredito, though there could be no assurance as to any particular benefits that may result. The trustees also reviewed information regarding the investment performance of the fund on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group"), the fees and expenses incurred by the fund compared to its peer group and the profitability to Pioneer in managing the fund.

     The trustees also specifically considered the following as relevant to their recommendations: (1) that the terms of the proposed management contract are substantially identical to


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those of the existing management contract, except for a different execution date, effective date, and termination date and a non-material change; (2) the favorable history, reputation, qualification and background of Pioneer and UniCredito, as well as the qualifications of their personnel and their respective financial conditions; (3) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (4) the relative performance of the fund since commencement of operations to comparable mutual funds and unmanaged indices; (5) the commitment of PGI to pay the expenses of the fund in connection with the Transaction so that shareholders of the fund would not have to bear such expenses; (6) the possibility of benefits that may be realized by the fund as a result of Pioneer's affiliation with UniCredito, including any resources of UniCredito that would be available to Pioneer; (7) the Transaction ensures continuity of management of the fund and reduces vulnerability to changes in control of PGI that may be adverse to the fund's interests; (8) assurances from UniCredito that UniCredito does not intend to make any material changes to Pioneer's financial, human and other resources that would adversely impact Pioneer's ability to provide the same quality of investment management and other services that Pioneer has provided in the past; and (9) other factors deemed relevant by the trustees. The trustees deemed the factors set forth in clauses (1), (2), (3), (6), (7) and
(8) to be particularly persuasive in their decision to recommend to the fund's shareholders that they approve the proposed management contract. The trustees considered the other factors set forth above to be relevant to a lesser extent than those set forth in clauses (1), (2), (3), (6), (7) and (8).

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     The board of trustees has not been advised by Pioneer of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" being imposed on the fund. Moreover, UniCredito has agreed in the Merger Agreement that (i) for a period of three years after UniCredito's purchase of 100% of PGI, UniCredito and its affiliates will use reasonable efforts to assure that at least 75% of the fund's board of trustees are not "interested persons" (as defined in the 1940 Act) of UniCredito or Pioneer and
(ii) for two years after UniCredito's purchase of 100% of PGI, UniCredito and its affiliates will refrain from imposing, or agreeing to impose, an unfair burden on the fund.

Trustees' recommendation

     The independent trustees of the fund held meetings to consider the proposed management contract and the Transaction on May 25, 2000, June 8, 2000, June 12, 2000 and July 11, 2000, and the entire board of trustees considered the proposal at meetings held on June 13, 2000 and July 11, 2000. Based on their evaluation of the materials presented and assisted by the advice of independent counsel, the trustees at the meetings held on June 13, 2000 and July 11, 2000, including all the trustees who are not "interested persons" of the fund, Pioneer or UniCredito, unanimously concluded that the terms of the proposed management contract for the fund are reasonable, fair and in the best interests of the fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The trustees, by a unanimous vote cast at the meetings, approved and voted to recommend to the shareholders of the fund that they approve the proposed management contract.

     If the shareholders of the fund do not approve the proposed management contract and the purchase by UniCredito of 100% of PGI is completed, the trustees of the fund would consider what further action to take consistent with their fiduciary duties to the fund. Such actions may include obtaining for the fund interim investment advisory services at cost or at the current fee rate either from Pioneer or from another advisory organization. Thereafter, the trustees of the fund would either negotiate a new investment advisory agreement with an advisory organization selected by the trustees or make other appropriate arrangements. In the event UniCredito's purchase of 100% of PGI is not completed, Pioneer would continue to serve as investment adviser of the fund pursuant to the terms of the existing management contract.

Required vote

     As provided under the 1940 Act, approval of the proposed management contract will require the vote of a majority of the outstanding voting securities of the fund. In accordance with the 1940 Act and as used in this Proposal 1, a "majority of the outstanding voting securities" of the fund means the lesser of (1) 67% or more of the shares of the fund present at a shareholder meeting if the owners of more than 50% of the shares of the fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the fund entitled to vote at the shareholder meeting. Approval of the proposed management contract will constitute approval by shareholders of the adoption of the management contract upon the acquisition of PGI by UniCredito and the continuance of the management contract upon the subsequent transfer of a minority interest in Pioneer Global Asset Management to Rolo Banca.

     However, in addition to the legal requirement under the 1940 Act, the consummation of the Transaction is conditioned upon the approval of the proposed management contract by shareholders of the fund and approval of similar new management contracts by shareholders of other funds in the Pioneer Family of Funds, together representing at least 92.5% of the aggregate assets in the Pioneer Family of Funds.

     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of the proposed management contract.

                                  PROPOSAL 2


                         ELECTION OF BOARD OF TRUSTEES


     Shareholders of the fund are being asked to consider the election of eight nominees to the board of trustees of the fund. All of the nominees for election to the fund's board currently serve as trustees for the fund. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the fund's board of trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the fund.



     The following table sets forth each nominee's position(s) with the fund, and his or her age, address, principal occupation and employment during the past five years and any other directorship held. The table also indicates the year during which he or she first became a trustee of the fund and the number of shares of the fund beneficially owned by each nominee, directly or indirectly, on May 31, 2000.

                                                                                    Number of
                                                                                  shares owned
       Name (age),                                                               and percentage
    position(s) with                Principal occupation              First      of total shares
        the fund                       or employment                became a     outstanding on
       and address               and trustee/directorships           trustee      May 31, 2000+
------------------------   -------------------------------------   ----------   ----------------
John F. Cogan, Jr.*        President, Chief Executive Officer          1997            0
(74)                       and a Director of PGI; Chairman
Chairman of the Board,     and a Director of Pioneer, PFD,
President and Trustee      Closed Joint-Stock Company
60 State Street            "Forest-Starma" and Pioneer
Boston, MA 02109           Global Funds Distributor, Ltd.;
                           Director of Pioneer Real Estate
                           Advisors, Inc. ("PREA"), Pioneer
                           Forest, Inc., Pioneer Management
                           (Ireland) Limited ("PMIL"),
                           Pioneer First Investment Fund and
                           PIOGlobal Corporation
                           ("PIOGlobal"); President and
                           Director of Pioneer International
                           Corporation ("PIntl"), Pioneer First
                           Russia, Inc. ("PFR") and Pioneer
                           Omega, Inc. ("Pioneer Omega");
                           Member of the Supervisory Board
                           of Pioneer Funds Marketing
                           GmbH, Pioneer First Polish
                           Investment Fund Joint Stock
                           Company ("Pioneer First Polish"),
                           Pioneer Czech Investment
                           Company, a.s. ("Pioneer Czech")
                           and Pioneer Universal Pension
                           Fund Company; Chairman,
                           President and Trustee of all of the
                           Pioneer mutual funds; Director of
                           Pioneer America Fund Plc, Pioneer
                           Diversified Income Fund Plc,
                           Pioneer Global Equity Fund Plc,
                           Pioneer Global Bond Fund Plc,
                           Pioneer Euro Reserve Fund Plc,
                           Pioneer European Equity Fund Plc,
                           Pioneer Emerging Europe Fund
                           Plc, Pioneer Greater Asia Fund
                           Plc, Pioneer U.S. Growth Fund Plc
                           and Pioneer US Real Estate Fund
                           Plc (collectively, the "Irish
                           Funds"); and Of Counsel, Hale and
                           Dorr LLP (counsel to PGI and the
                           fund).

                                                                                      Number of
                                                                                    shares owned
        Name (age),                                                                and percentage
      position(s) with                Principal occupation              First      of total shares
          the fund                        or employment               became a     outstanding on
        and address                 and trustee/directorships          trustee      May 31, 2000+
---------------------------   ------------------------------------   ----------   ----------------
Mary K. Bush                  President, Bush & Co.                      1997           0
(52)                          (international financial advisory
Trustee                       firm); Director and/or Trustee of
4201 Cathedral Ave., N.W.     Mortgage Guaranty Insurance
Washington, D.C. 20016        Corporation, Hoover Institution,
                              March of Dimes, Texaco, Inc., R.J.
                              Reynolds Tobacco Holdings, Inc.
                              and Brady Corporation; Advisory
                              Board Member, Washington
                              Mutual Investors Fund (registered
                              investment company); and Trustee
                              of all of the Pioneer mutual funds,
                              except Pioneer Variable Contracts
                              Trust.

Richard H. Egdahl,            Alexander Graham Bell Professor            1998           0
M.D.                          of Health Care Entrepreneurship,
(73)                          Boston University; Professor of
Trustee                       Management, Boston University
Boston University             School of Management; Professor
Healthcare                    of Public Health, Boston
Entrepreneurship              University School of Public Health;
Program                       Professor of Surgery, Boston
53 Bay State Road             University School of Medicine;
Boston, MA 02215              University Professor, Boston
                              University; Director, Boston
                              University Health Policy Institute,
                              University Program for Health
                              Care Entrepreneurship; Trustee,
                              Boston Medical Center; and
                              Trustee of all of the Pioneer
                              mutual funds.

Margaret B.W. Graham          Founding Director, The Winthrop            1998           0
(53)                          Group, Inc. (consulting firm); and
Trustee                       Trustee of all of the Pioneer
The Keep                      mutual funds, except Pioneer
P.O. Box 110                  Variable Contracts Trust.
Little Deer Isle, ME
04650

                                                                                    Number of
                                                                                  shares owned
        Name (age),                                                              and percentage
     position(s) with                Principal occupation             First      of total shares
         the fund                       or employment               became a     outstanding on
        and address               and trustee/directorships          trustee      May 31, 2000+
--------------------------   -----------------------------------   ----------   ----------------
Marguerite A. Piret          President, Newbury, Piret &              1998              0
(52)                         Company, Inc. (merchant banking
Trustee                      firm); Trustee of Boston Medical
One Boston Place             Center; Member of the Board of
26th Floor                   Governors of the Investment
Boston, MA 02108             Company Institute; Director,
                             Organogenesis Inc. (tissue
                             engineering company); and
                             Trustee of all of the Pioneer
                             mutual funds.

David D. Tripple*            Executive Vice President and a           1998              0
(56)                         Director of PGI; President and a
Executive Vice President     Director of Pioneer and of PFD;
and Trustee                  Director of Pioneering Services
60 State Street              Corporation ("PSC"), PIntl,
Boston, MA 02109             PIOGlobal, Pioneer Omega, PMIL
                             and the Irish Funds; Member of
                             the Supervisory Board of Pioneer
                             First Polish, Pioneer Czech and
                             Pioneer Asset Management, S.A.;
                             and Executive Vice President and
                             Trustee of all of the Pioneer
                             mutual funds.

Stephen K. West              Of Counsel, Sullivan & Cromwell          1998              0
(71)                         (law firm); Director, Dresdner
Trustee                      RCM Global Strategic Income
125 Broad Street             Fund, Inc. since May 1997 and
New York, NY 10004           The Swiss Helvetia Fund, Inc.
                             since 1995 (investment
                             companies), AMVESCAP PLC
                             (investment managers) since 1997
                             and ING American Insurance
                             Holdings, Inc.; and Trustee of all
                             of the Pioneer mutual funds.

John Winthrop                President, John Winthrop & Co.,          1998              0
(64)                         Inc. (private investment firm);
Trustee                      Director of NUI Corp. (energy
One North Adgers Wharf       sales, services and distribution);
Charleston, SC 29401         and Trustee of all of the Pioneer
                             mutual funds, except Pioneer
                             Variable Contracts Trust.

------------
* Messrs. Cogan and Tripple are "interested persons" of each fund and Pioneer within the meaning of Section 2(a)(19) of the 1940 Act.
+ As of May 31, 2000, the trustees and officers of the fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the fund's outstanding shares.

     Ms. Piret, Mr. West and Mr. Winthrop serve on the audit committee of the board of trustees for the fund. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. Ms. Graham, Ms. Piret and Mr. Winthrop serve on the nominating committee of the board of trustees. The primary responsibility of the nominating committee is the selection and nomination of candidates to serve as independent trustees. The nominating committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


     During the fiscal year ended December 31, 1999, the board of trustees held 12 meetings, the audit committee held 11 meetings and the nominating committee did not hold any meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees, if any, held during the fiscal year ended December 31, 1999.


     As of May 31, 2000, Mr. Cogan beneficially owned 3,623,002 shares (13.36%) of the outstanding common stock of PGI. Mr. Cogan's beneficial holdings included 749,708 shares held in trusts with respect to which he may be deemed to be a beneficial owner by reason of his interest as a beneficiary and/or position as a trustee and shares which he has the right to acquire under outstanding options within 60 days of May 31, 2000. At such date, David D. Tripple owned beneficially 358,485 shares (1.24%) of the outstanding common stock of PGI. None of the other nominees own more than 1% of the outstanding common stock of PGI.


Other executive officers


     In addition to Messrs. Cogan and Tripple, who serve as executive officers of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the board of trustees and serves until his successor is chosen and qualified or until his resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


 Name (age), and position with the fund                     Principal occupation(s)
----------------------------------------   --------------------------------------------------------
Eric W. Reckard (44), Treasurer            Executive Vice President, Chief Financial Officer and
                                           Treasurer of PGI since June 1999; Treasurer of Pioneer,
                                           PFD, PSC, PIntl, PREA, PFR and Pioneer Omega since
                                           June 1999; Vice President-Corporate Finance of PGI from
                                           February 1999 to June 1999; Manager of Fund
                                           Accounting, Business Planning and Internal Audit of PGI
                                           since September 1996; Manager of Fund Accounting and
                                           Compliance of PGI from May 1995 to September 1996;
                                           and Treasurer of all of the Pioneer mutual funds
                                           (Assistant Treasurer prior to June 1999).

 Name (age), and position with the fund                      Principal occupation(s)
----------------------------------------   -----------------------------------------------------------
Joseph P. Barri (53), Secretary            Corporate Secretary of PGI and most of its subsidiaries;
                                           Secretary of all of the Pioneer mutual funds; and Partner,
                                           Hale and Dorr LLP.

Vincent Nave (55), Assistant               Vice President-Fund Accounting, Administration and
Treasurer                                  Custody Services of Pioneer (Manager from September
                                           1996 to February 1999); and Assistant Treasurer of all of
                                           the Pioneer mutual funds since June 1999.

Robert P. Nault (36), Assistant            Senior Vice President of PGI since 1998; General Counsel
Secretary                                  and Assistant Secretary of PGI; Assistant Secretary of
                                           Pioneer, certain other PGI subsidiaries and all of the
                                           Pioneer mutual funds; and Assistant Clerk of PFD and PSC.

Remuneration of trustees and officers

     The following table provides information regarding the compensation paid by the fund and the other investment companies in the Pioneer Family of Funds to the trustees for their services as indicated below during the year ended December 31, 1999. Compensation paid by the fund to Messrs. Cogan and Tripple, who are interested persons of Pioneer, is reimbursed to the fund by Pioneer. The fund does not pay any salary or other compensation to its officers.

                                                   Total compensation
                                                        from the
                                                     fund and other
                                     Aggregate        funds in the
                                    compensation     Pioneer Family
Trustee                            from the fund       of Funds1
--------------------------------- --------------- -------------------
John F. Cogan, Jr. ..............   $   750.00      $   18,000.002
Mary K. Bush ....................     2,757.75          93,500.00
Richard H. Egdahl, M.D. .........     2,757.75          95,500.00
Margaret B.W. Graham ............     2,760.75         102,000.00
Marguerite A. Piret .............     2,863.00         116,750.00
David D. Tripple ................       750.00          18,000.00(2)
Stephen K. West .................     2,861.00         108,250.00
John Winthrop ...................     2,859.50          98,400.00
                                    ----------      --------------
 Totals .........................    18,359.75      $  650,400.00
                                    ==========      ==============

------------
(1) The amounts paid to the trustees differ due to (i) service by Dr. Egdahl, Ms. Piret and Mr. West as trustees of Pioneer Variable Contracts Trust
   (another trust in the Pioneer Family of Funds), (ii) membership on or chairing certain committees of the boards of trustees, and (iii) attendance at meetings.
(2) Pioneer fully reimbursed the fund and the other mutual funds in the Pioneer Family of Funds for compensation paid to Messrs. Cogan and Tripple.


Investment adviser, administrator and principal underwriter

     Pioneer and PFD, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serve as investment adviser and administrator and principal underwriter, respectively, to the fund.

Required vote

     In accordance with the fund's declaration of trust, the vote of a plurality of all of the shares of the fund voted at the shareholder meeting is sufficient to elect the nominees. This means that the eight nominees receiving the greatest number of votes will be elected to the board. The election of trustees is not contingent upon UniCredito's purchase of 100% of PGI or the approval of the proposed management contract.


Recommendation

     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of each of the nominees.


                      INFORMATION CONCERNING THE MEETING


Outstanding shares and quorum

     As of the record date, 1,697,506.052 shares of beneficial interest were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.


Ownership of shares of the fund

     To the knowledge of the fund, as of May 31, 2000, the following shareholder held, beneficially or of record, 5% or more of the fund's outstanding shares:

           Name and address               No. of shares owned     Percentage of fund (%)
--------------------------------------   ---------------------   -----------------------
Boston Financial Data Services, Inc.       1,410,144.263                92.97
Two Heritage Drive
Quincy, MA 02171-2119

Shareholder proposals

     The fund is not required to hold annual meetings of shareholders and does not currently intend to hold a meeting of shareholders in 2001. Shareholder proposals to be presented at the next meeting of shareholders of the fund, whenever held, must be received at the fund's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.


Shares held in retirement plans

     The trustee or custodian of certain retirement plans is permitted to vote any shares held in such plans in proportion to the percentages voted by shareholders in person and by proxy, or in some cases, if necessary to obtain a quorum.

Proxies, quorum and voting at the meeting


     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the shareholder meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the shareholder meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the shareholder meeting or any adjournment thereof.


     A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that, at the time any session of the shareholder meeting for the fund is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the board of trustees for the fund, have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the shareholder meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.


     Shares of the fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the shareholder meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the fund's shares present at the shareholder meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of the fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of the fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.


Voting by plan owners


     Because your ownership interest in fund shares is indirect (they're held in your plan with the plan custodian as the record holder of those shares), your vote will instruct the custodian how to vote the fund shares in your plan. If you do not vote your fund shares, the custodian will vote your shares in the same proportion as it votes the shares for which it has received instructions from other plan owners.


Other business


     While the shareholder meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the shareholder meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.


Method of solicitation and expenses


     The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by PGI. In addition to soliciting proxies by mail, PGI may, at its expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.


     The fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The fund is unaware of any such challenge at this time. Shareholders would be called at the phone number PSC or the plans' custodian has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and will receive a confirmation of their instructions. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

     Persons holding shares as nominees will be reimbursed by PGI, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

July 24, 2000

                                   EXHIBIT A


                     FORM OF PROPOSED MANAGEMENT CONTRACT

     THIS AGREEMENT dated as of this ----- day of ---------------- , 2000 between Pioneer Independence Fund, a Delaware business trust (the "Trust"), and Pioneer Investment Management, Inc., a Delaware corporation (the "Manager").


                              W I T N E S S E T H

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

     WHEREAS, the parties hereto deem it mutually advantageous that the Manager should be engaged, subject to the supervision of the Trust's Board of Trustees and officers, to manage the Trust.

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Manager do hereby agree as follows:

    1. The Manager will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the Trust, consistent with the investment objective and policies of the Trust. The Manager will determine from time to time what securities shall be purchased for the Trust, what securities shall be held or sold by the Trust and what portion of the Trust's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statements under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the Commission, and to the investment objective, policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Manager will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    2. The Manager will, to the extent reasonably required in the conduct of the business of the Trust and upon the Trust's request, furnish to the Trust research, statistical and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Trust shall at the time have any investment in such industries, businesses, corporations or securities. The Manager will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or securities.

    3. The Manager will maintain all books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5),
          (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the custodian or transfer agent appointed by the Trust) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act. The Manager will also provide to the Board of Trustees such periodic and special reports as the Board may reasonably request.

    4. Except as otherwise provided herein, the Manager, at its own expense, shall furnish to the Trust office space in the offices of the Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the Trust's affairs and investments, and shall arrange, if desired by the Trust, for members of the Manager's organization to serve as officers or agents of the Trust.

    5. The Manager shall pay directly or reimburse the Trust for: (i) the compensation (if any) of the Trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Manager and all officers of the Trust as such; and (ii) all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Manager or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust.

    6. The Trust shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" of, the Manager, the Trust (other than as Trustees), The Pioneer Group, Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.


    7. In addition to the expenses described in Section 6 above, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Trust is a party.


    8. The Trust shall pay to the Manager, as compensation for the Manager's services and expenses assumed hereunder, a fee at the annual rate of 0.75% of the Trust's average daily net assets. Management fees payable hereunder shall be computed daily and paid monthly in arrears. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.


    9. The management fee payable hereunder shall be computed daily and paid monthly in arrears. In the event of termination of this Agreement, the fee provided in Section 8 shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.


    10. The Manager may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any such fee reduction or undertaking may be discontinued or modified by the Manager at any time.


    11. It is understood that the Manager may employ one or more sub-investment advisers (each a "Subadviser") to provide investment advisory services to the Trust by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Manager or any such Subadviser, and otherwise approved in accordance with the requirements of the 1940 Act or an exemption therefrom. The authority given to the Manager in Sections 1 through 13 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager. The Trust agrees that the Manager shall not be accountable to the Trust or the Trust's shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though the Manager retains the right to reverse any such investment because, in the event a Subadviser is retained, the Trust and the Manager will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.

    12. The Manager will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Manager, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Manager against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    13. Nothing in this Agreement will in any way limit or restrict the Manager or any of its officers, directors, or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Manager may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Manager to or with the Trust or deemed to violate or give rise to any duty or obligation of the Manager to the Trust except as otherwise imposed by law. The Trust recognizes that the Manager, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

    14. In connection with purchases or sales of securities for the account of the Trust, neither the Manager nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of securities for the Trust's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for the Trust the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Trust that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Trust with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its or its affiliates' services to other clients.


    15. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Manager may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such clients.


    16. This Agreement shall become effective on the date hereof and shall remain in force until December 31, 2001 and from year to year thereafter, but only so long as its continuance is approved in accordance with the requirements of the 1940 Act or an exemption therefrom, subject to the right of the Trust and the Manager to terminate this contract as provided in Section 17 hereof.


    17. Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust or the Manager, as the case may be, and the giving of 60 days' written notice to the other party.


    18. This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.


    19. The Trust agrees that in the event that neither the Manager nor any of its affiliates acts as an investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.


    20. The Manager is an independent contractor and not an employee of the Trust for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Trust, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Trust.


    21. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.


    22. This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

    23. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be, ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

    24. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their seal to be hereto affixed as of the day and year first above written.


ATTEST:                                PIONEER INDEPENDENCE FUND
---------------------------------      -------------------------------------
Joseph P. Barri                        John F. Cogan, Jr.
Secretary                              Chairman and President

ATTEST:                                PIONEER INVESTMENT MANAGEMENT, INC.
---------------------------------      -------------------------------------
Joseph P. Barri                        David D. Tripple
Secretary                              President

                                   EXHIBIT B


Additional information pertaining to Pioneer

     Pioneer is a wholly owned subsidiary of PGI. As of May 31, 2000, executive officers and directors of Pioneer beneficially owned an aggregate of 27,356,022 shares of common stock of PGI, representing approximately 14.74% of the outstanding common stock of PGI. During the period January 1, 2000 through May 31, 2000, there were no transactions in PGI common stock by any officer, director or trustee of the fund, PGI, Pioneer and/or PFD in an amount equal to or exceeding 1% of the outstanding common stock of PGI. Messrs. Cogan and Tripple are trustees and officers of the fund and the directors of Pioneer. Mr. Tripple is also the president (principal executive officer) of Pioneer. The address of each of these persons is 60 State Street, Boston, Massachusetts 02109, and the principal occupation of each of these persons is as an employee of PGI. Please see Proposal 2 for more detailed biographies of Messrs. Cogan and Tripple.


Services provided to the fund by affiliates of Pioneer

     PSC serves as the fund's transfer agent and shareholder servicing agent. Under the terms of its contract with the fund, PSC's duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains to shareholder accounts; and (iii) maintaining certain account records and responding to routine shareholder inquires. PSC will continue to provide these services after the approval by shareholders of the proposed management contract. For its most recently completed fiscal year, the fund paid a total of $211,107 in transfer agency fees to PSC.

     PFD, an indirect wholly owned subsidiary of PGI, serves as the fund's principal underwriter and as the sponsor for Pioneer Independence Plans and will continue to serve as the fund's principal underwriter and as sponsor for the plans after the approval by shareholders of the proposed management contract. For its most recently completed fiscal year, the fund paid $1,278 to PFD in connection with its underwriting activities for the fund. PFD earned $334,965 in creation and sales charges on plan investments for the fund's most recently completed fiscal year.

     The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services, which are expenses payable by the fund under the existing management contract, are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. Pioneer will continue to perform its services to the fund under the administration agreement after the approval by shareholders of the proposed management contract. For its most recently completed fiscal year, the fund paid a total of $31,652 to Pioneer for such services.


Pioneer's portfolio transaction policy

     All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the existing and proposed management contracts. In selecting brokers or dealers, Pioneer considers factors relating to execution on the best overall terms available, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

     Pioneer may select broker-dealers which provide brokerage and/or research services to the fund and/or other investment companies or institutional or other accounts managed by Pioneer. Such research services must be lawful and must provide appropriate assistance to Pioneer in the performance of its investment decision-making responsibilities and could include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analysis, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund. In addition, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. This information might be useful to Pioneer in providing services to the fund as well as to other investment companies or accounts managed by Pioneer, although not all of such research may be useful to the fund generating the commission credits. Conversely, such information provided to Pioneer by brokers and dealers through whom other clients of Pioneer effect securities transactions might be useful to Pioneer in providing services to the fund. The receipt of such research is not expected to reduce Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expense which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

PROXY                                                                      PROXY
                            PIONEER INDEPENDENCE FUND
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          To be held September 11, 2000


I  (we),   having   received  notice  of  the  meeting  and  management's  proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Monday, September 11, 2000, at 2 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE   SHARES   REPRESENTED  BY  THIS  PROXY  WILL  BE VOTED AS  DIRECTED  BY THE
UNDERSIGNED.  IF NO  DIRECTION  IS  GIVEN,  THIS  PROXY  WILL BE  VOTED  FOR THE
PROPOSALS.

                                     NOTE: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                     ------------------------------------------
                                     Signature of shareholder(s)

                                     ------------------------------------------
                                     Signature of joint shareholder(s) (if any)

                                     _____________________________________, 2000
                                     Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                                                              FOR              AGAINST                ABSTAIN
1.       To approve a new management  contract between
the  fund  and  Pioneer  Investment  Management,  Inc.
("Pioneer"),  the fund's investment adviser.  This new
contract   will  take  effect  only  if  the  proposed
acquisition of The Pioneer Group,  Inc., the parent of
Pioneer, by UniCredito Italiano S.p.A. is consummated.


                                                              FOR                 WITHHOLD            FOR ALL
                                                              ALL                    ALL               EXCEPT
                                                                                                 (AS MARKED BELOW)
2.       To elect trustees.  The nominees for trustees
are:

01 J.F. Cogan, Jr.           02 M.K. Bush
03 Dr. R.H. Egdahl           04 M.B.W. Graham
05 M.A. Piret                06 D.D. Tripple
07 S.K. West                 08 J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME(S)
OF THE NOMINEE(S) ON THE LINE BELOW:


-----------------------------------

 [logo                  Pioneer Independence Fund
Pioneer]
                        60 State Street
                        Boston, MA 02109-1820


July 2000


Dear Shareowner,

VOTING YOUR SHARES BY   I am writing with some exciting news. As you may know,
MAIL IS QUICK AND EASY. on May 15, 2000, The Pioneer Group, Inc. and UniCredito EVERYTHING YOU NEED IS Italiano S.p.A. announced an agreement under which
ENCLOSED.               UniCredito is expected to purchase all of the
                        outstanding stock of Pioneer Group. In connection with this transaction, a special meeting for shareowners of Pioneer Independence Fund will be held on September 11,
                        2000.

                        The primary purpose of the special meeting is to permit
                        fund shareowners to consider a new management contract
                        with Pioneer Investment Management, Inc., the fund's
                        current investment adviser, as shareowner approval of
                        the new management contract is required by federal
                        securities laws in connection with the sale. The new
                        management contract will take effect following the sale
THE BOARD OF TRUSTEES   of Pioneer Group to UniCredito. THE PROPOSAL DOES NOT
RECOMMENDS THAT YOU     REQUEST AN INCREASE IN THE RATE OF THE FUND'S MANAGEMENT
VOTE FOR EACH           FEES. As a shareowner in Pioneer Independence Fund, you
PROPOSAL.               have the opportunity to voice your opinion on proposals
                        relating to the sale.

                        This package contains information about the proposals, in addition to a proxy card for use when voting. Please take a moment to read the enclosed materials before casting your vote.

                        Each of the proposals has been reviewed by your fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal.

                        HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS BEING CONSIDERED.

PLEASE VOTE! YOUR VOTE
IS EXTREMELY IMPORTANT, PROPOSAL 1:
NO MATTER HOW MANY      APPROVAL OF NEW MANAGEMENT CONTRACT BETWEEN YOUR FUND
SHARES YOU OWN.         AND PIONEER INVESTMENT MANAGEMENT, INC. The new contract
                        will take effect only if the proposed acquisition of The
                        Pioneer Group, Inc., the parent of your fund's investment adviser, Pioneer Investment Management, Inc., by UniCredito Italiano S.p.A. is consummated.

                        PROPOSAL 2:
                        ELECT EIGHT TRUSTEES TO THE BOARD. The Trustees supervise your fund's activities and review contractual arrangements with companies that provide services to the fund. All of the nominees were previously elected by shareowners. The proxy statement includes detailed information about all nominees.

                        Cast your vote by completing and signing the proxy card enclosed in this package. Please mail your completed and signed card as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

                        Sincerely,


                        /s/ John F. Cogan, Jr.
                        John F. Cogan, Jr.
                        Chairman and President

 [logo                  Pioneer Independence Fund
Pioneer]
                        60 State Street
                        Boston, MA 02109-1820


July 2000


Dear Shareowner,

VOTING YOUR SHARES BY   I am writing with some exciting news. As you may know,
MAIL IS QUICK AND EASY. on May 15, 2000, The Pioneer Group, Inc. and UniCredito EVERYTHING YOU NEED IS Italiano S.p.A. announced an agreement under which
ENCLOSED.               UniCredito is expected to purchase all of the
                        outstanding stock of Pioneer Group. In connection with this transaction, a special meeting for shareowners of Pioneer Independence Fund will be held on September 11,
                        2000. You are receiving this letter because as a plan owner, you need to instruct the custodian for Pioneer
                        Independence Plans how to vote shares held in your plan.

                        The primary purpose of the special meeting is to permit
                        fund shareowners to consider a new management contract
                        with Pioneer Investment Management, Inc., the fund's
                        current investment adviser, as shareowner approval of
                        the new management contract is required by federal
                        securities laws in connection with the sale. The new
                        management contract will take effect following the sale
THE BOARD OF TRUSTEES   of Pioneer Group to UniCredito. THE PROPOSAL DOES NOT
RECOMMENDS THAT YOU     REQUEST AN INCREASE IN THE RATE OF THE FUND'S MANAGEMENT
VOTE FOR EACH           FEES. As a shareowner in Pioneer Independence Fund, you
PROPOSAL.               have the opportunity to voice your opinion on proposals
                        relating to the sale.

                        This package contains information about the proposals, in addition to a voting instruction card for use when voting. Please take a moment to read the enclosed materials before casting your vote.

                        Each of the proposals has been reviewed by your fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal.

                        HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS BEING CONSIDERED.

PLEASE VOTE! YOUR VOTE
IS EXTREMELY IMPORTANT, PROPOSAL 1:
NO MATTER HOW MANY      APPROVAL OF NEW MANAGEMENT CONTRACT BETWEEN YOUR FUND
SHARES YOU OWN.         AND PIONEER INVESTMENT MANAGEMENT, INC. The new contract
                        will take effect only if the proposed acquisition of The
                        Pioneer Group, Inc., the parent of your fund's investment adviser, Pioneer Investment Management, Inc., by UniCredito Italiano S.p.A. is consummated.

                        PROPOSAL 2:
                        ELECT EIGHT TRUSTEES TO THE BOARD. The Trustees supervise your fund's activities and review contractual arrangements with companies that provide services to the fund. All of the nominees were previously elected by shareowners. The proxy statement includes detailed information about all nominees.

                        Cast your vote by completing and signing the voting instruction card enclosed in this package. Please mail your completed and signed card as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

                        Sincerely,


                        /s/ John F. Cogan, Jr.
                        John F. Cogan, Jr.
                        Chairman and President
                                                                    8740-00-0600

VOTING INSTRUCTION FORM                                  VOTING INSTRUCTION FORM
                            PIONEER INDEPENDENCE FUND
         VOTING INSTRUCTION FORM FOR THE SPECIAL MEETING OF SHAREHOLDERS
                       STATE STREET BANK AND TRUST COMPANY
                        To be held on September 11, 2000


I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Monday, September 11, 2000, at 2 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to instruct State Street Bank and Trust Company to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to so instruct State Street Bank and Trust Company to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO INSTRUCT STATE STREET BANK AND TRUST COMPANY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION FORM WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION FORM WILL INSTRUCT STATE STREET BANK AND TRUST COMPANY TO VOT FOR THE PROPOSALS.

                                     NOTE: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                     ------------------------------------------
                                     Signature of shareholder(s)

                                     ------------------------------------------
                                     Signature of joint shareholder(s) (if any)

                                     _____________________________________, 2000
                                     Date

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                                                              FOR              AGAINST                ABSTAIN
1.       To approve a new management  contract between
the  fund  and  Pioneer  Investment  Management,  Inc.
("Pioneer"),  the fund's investment adviser.  This new
contract   will  take  effect  only  if  the  proposed
acquisition of The Pioneer Group,  Inc., the parent of
Pioneer, by UniCredito Italiano S.p.A. is consummated.


                                                              FOR                 WITHHOLD            FOR ALL
                                                              ALL                    ALL               EXCEPT
                                                                                                 (AS MARKED BELOW)
2.       To elect trustees.  The nominees for trustees
are:

01 J.F. Cogan, Jr.           02 M.K. Bush
03 Dr. R.H. Egdahl           04 M.B.W. Graham
05 M.A. Piret                06 D.D. Tripple
07 S.K. West                 08 J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME(S)
OF THE NOMINEE(S) ON THE LINE BELOW:


-----------------------------------